Exhibit (17)(ii)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website http://www.meetingcenter.io/290452384 on October 22 at 3:00 p.m. Eastern time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card The Password for this meeting is BFI2020 Please detach at perforation before mailing. PROXY TAX-MANAGED INTERNATIONAL PORTFOLIO JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned shareholders of Tax-Managed International Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, hereby appoints [], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Meeting of Shareholders (the “Meeting”), to be held in a virtual meeting format only on October 22, 2020, at 3:00 p.m., Eastern time, at the following Website: http://www.meetingcenter.io/290452384, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BFI2020. For questions relating to participation at the Meeting by remote communication, please call 866-492-0860. The undersigned hereby acknowledges receipt of the Notice of Joint Meeting of Shareholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 TMI _31546_072220 WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Meeting of Shareholders to Be Held on October 22, 2020. The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/all-31546 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL. FOR AGAINST ABSTAIN 2. To consider and vote upon the approval of an Agreement and Plan of Reorganization. Under the Plan, the Tax- Managed International Portfolio will transfer all of its assets to, and all of its stated liabilities will be assumed by, the International Strategic Equities Portfolio in exchange for shares of the International Strategic Equities Portfolio, and the Tax-Managed International Portfolio will be liquidated and terminated. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx TMI 31546 M xxxxxxxx